UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4570

Name of Registrant:	Vanguard New York Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2003 - November 30, 2004

Item 1:	Reports to Shareholders

Vanguard® New York Tax-Exempt Funds
November 30, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	REPORT FROM THE ADVISOR
9	FUND PROFILES
11	GLOSSARY OF INVESTMENT TERMS
12	PERFORMANCE SUMMARIES
14	ABOUT YOUR FUND'S EXPENSES
16	FINANCIAL STATEMENTS
38	ADVANTAGES OF VANGUARD.COM

   SUMMARY

• During the 2004 fiscal year, interest rates were volatile in a climate of economic uncertainty.

• The Vanguard New York Tax-Exempt Funds generated returns consistent with their investment focus.

• Both funds topped the average returns of competing funds.

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2004, longer-term interest rates moved down, then up, eventually settling near their levels at the start of the period. Shorter-term interest rates, on the other hand, rose sharply. In this volatile environment, the Investor Shares of Vanguard New York Long-Term Tax-Exempt Fund produced a 3.5% return—consistent with the fund’s emphasis on longer maturities, and superior to the average return of competing funds. (The Admiral Shares also returned 3.5%.) The Tax-Exempt Money Market Fund returned 1.0% while preserving a net asset value of $1 per share, as is expected but not guaranteed.

The table on page 2 presents the total returns of the New York Tax-Exempt Funds and their comparative standards. We also display the funds’ yields on November 30, as well as their taxable-equivalent yields. The taxable-equivalent yields can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. These calculations assume that an investor is subject to the highest federal and state income tax rates.

Please see the table on page 5 for details of the funds’ net asset values at the start and the end of the period and their per-share distributions during the fiscal year.

DEFYING EXPECTATIONS, LONGER-TERM YIELDS FINISHED WHERE THEY STARTED

As the fiscal year began, many investors and analysts expected a sharp rise in bond yields from a combination of an improving economy, rising corporate profits, and the Federal Reserve Board’s anticipated return to its traditional role of fighting inflation. However, that steep increase never fully materialized during the period, at least not at the longer end of the maturity spectrum.

2004 Total Returns	Fiscal Year Ended November 30

Vanguard New York Tax-Exempt
Money Market Fund	1.0%
SEC 7-Day Annualized Yield: 1.55%
Taxable-Equivalent Yield: 2.58%*
Average New York Tax-Exempt
Money Market Fund**	0.6

Vanguard New York
Long-Term Tax-Exempt Fund
Investor Shares	3.5%
SEC 30-Day Annualized Yield: 3.32%
Taxable-Equivalent Yield: 5.53%*
Admiral Shares	3.5
SEC 30-Day Annualized Yield: 3.37%
Taxable-Equivalent Yield: 5.62%*
Lehman 10 Year Municipal Bond Index	4.0
Average New York Municipal Debt Fund**	3.0
Lehman Municipal Bond Index	4.1

*	This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35% and the maximum New York State income tax rate as of November 30. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
**	Derived from data provided by Lipper Inc.

Initially, bond prices rose and yields fell through March; then the trend sharply reversed, and ultimately yields settled back to roughly where they began. At fiscal year-end, the yield of the 10-year U.S. Treasury note was 4.35%, only 2 basis points (0.02 percentage point) higher than at the start of the period. Mixed signals contributed to bonds’ volatility, including a less-than-robust rate of job growth, record high prices for crude oil, and continuing problems in Iraq and elsewhere. All such factors can alter investors’ perception of bonds’ attractiveness relative to other investment alternatives.

Yields of fixed income securities at the shorter end of the maturity spectrum, which are usually more strongly affected by the Fed’s interest rate moves, did rise significantly during the 12 months, a period in which the Fed doubled the target federal funds rate to 2.00% through four quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, rose from 0.93% to 2.22% over the fiscal year.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.4%. The Lehman Municipal Bond Index returned 4.1%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 12.0%.

STOCKS ENDED ON A STRONG NOTE

Stock investors received an early holiday gift: A surge in equity prices in November served as a nice bookend to a market rally at the start of the period, more than offsetting a general decline in the middle.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 13.6% for the full 12 months.

The gains were broadly based, with the largest advances made by energy-related stocks. Generally, small-capitalization stocks outpaced large-caps, and value stocks—whose prices are considered low relative to earnings, book value, and other measures—outperformed their growth counterparts.

Markets overseas, particularly emerging markets, outpaced the U.S. market even without taking into account the effect of currency exchanges. The burgeoning trade and federal budget deficits were factors in the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors.

INTEREST RATES SEESAWED

The New York Long-Term Tax-Exempt Fund was positioned effectively for the volatile interest rate environment. The advisor, Vanguard Fixed Income Group, kept the fund’s duration (a measure of sensitivity to interest rates) at the low end of its typical range during the first half of the fiscal year, providing some protection from rising rates. During the second half, the advisor allowed the portfolio’s duration to drift back to its neutral range, moderating the defensive posture as bond prices rallied.

Market Barometer	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Three Years	Five Years

Bonds
Lehman Aggregate Bond Index	4.4%	5.6%	7.4%
(Broad taxable market)
Lehman Municipal Bond Index	4.1	5.7	6.8
Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

Stocks
Russell 1000 Index (Large-caps)	12.7%	3.4%	-1.	3%
Russell 2000 Index (Small-caps)	17.3	12.6	8.3
Dow Jones Wilshire 5000 Index	13.6	4.8	-0.	7
(Entire market)
MSCI All Country World Index
ex USA (International)	25.2	12.5	1.0

CPI
Consumer Price Index	3.5%	2.5%	2.6%

The 12-month total return of 3.5% for the fund’s Investor and Admiral Shares exceeded the average return of competing funds, reflecting both the advisor’s skill and the return-enhancing benefit of Vanguard’s low expense ratios. (Please see page 14 for more information

Total Returns			Ten Years Ended November 30, 2004
	Average Annual Return		Final Value of a $10,000 Initial Investment*
New York Tax-Exempt Fund	Vanguard Fund	Average Competing Fund**	Vanguard Fund	Average Competing Fund**	Vanguard Advantage™

Money Market†	2.3%	2.0%	$11,829	$11,502	$327
Long-Term Investor Shares	7.2	6.2	19,993	18,215	1,778

*	Assuming reinvestment of all income dividends and capital gains distributions.
**	For the Long-Term Tax-Exempt Fund: Average New York Insured Municipal Debt Fund through March 31, 2002, and Average New York Municipal Debt Fund thereafter.
†	Annualized returns since inception on September 3, 1997.
Note: Returns shown are rounded, but the dollar calculations are based on unrounded figures.

about costs.) A less-visible benefit of our cost advantage is that the advisor can deliver competitive returns without sacrificing portfolio quality or taking undue risks in hopes of making up for the higher costs.

Among shorter-term securities, interest rates moved steadily higher, which was good news for the New York Tax-Exempt Money Market Fund. At the start of the fiscal year, the fund yielded 0.88%. By year-end, the yield was a still modest, but much improved, 1.55%. The fund’s 12-month total return of 1.0% exceeded the average result for its peer group, again a testament to the advisor’s skill and Vanguard’s cost advantage.

SKILL, DISCIPLINE, AND LOW COSTS HAVE ENHANCED LONGER-TERM RETURNS

The same strategies that produced strong relative returns during the past 12 months—disciplined duration management, an emphasis on high-quality securities, and low costs—have contributed to the New York Tax-Exempt Funds’ excellent long-term results.

The table above presents the ten-year annualized returns of the Long-Term and Money Market Funds together with the average results for their respective peer groups over the period. We also show the growth of a hypothetical initial investment of $10,000 in each over the ten years. In both cases, the Vanguard funds created more wealth for shareholders than the comparative standards.

DIFFERENT QUESTIONS, FAMILIAR ANSWERS

As we look back at the past 12 months, each asset class has seemed to represent a constantly changing combination of risk and opportunity, raising a variety of perplexing questions. Are interest rates at a transient low or a long-term plateau? Are stock valuations stretched or consistent with corporate fundamentals? In other words, it has been just like every other year. Our recommendation now, just as it has been during periods of more extreme stock and bond market performance, is to hold a diver-sified mix of stock, bond, and money market funds, allocated according to your unique circumstances. The lack of variety in our counsel does not reflect a lack of imagination. It reflects our recognition that balance and diversification give you the best chance of reaching your financial goals.

Vanguard provides a number of tools that can help you select, establish, and monitor an asset mix that is consistent with your own needs. If you haven’t done so already, I encourage you to visit Vanguard.com to explore some of these resources.

Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 20, 2004

Your Fund's Performance at a Glance		November 30, 2003-November 30, 2004
			Distributions Per Share
New York Tax-Exempt Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Money Market	$ 1.00	$ 1.00	$ 0.010	$ 0.000
Long-Term
Investor Shares	11.57	11.45	0.488	0.027
Admiral Shares	11.57	11.45	0.494	0.027

REPORT FROM THE ADVISOR

Interest rates were volatile throughout the 2004 fiscal year, hitting a low early in March, rising markedly during the summer, and then declining again at the period’s close. The New York Long-Term Tax-Exempt Fund performed well in this unsettled environment, exceeding the average return of competing funds. The return of the New York Tax-Exempt Money Market Fund also topped the average return of its peer group.

THE U.S. ECONOMY EXPANDED SOLIDLY

Over the 12 months ended November 30, the economy expanded at a solid rate of 4.0%, near a level last seen in the late 1990s. Growth in consumer spending and business investment drove much of the increase, even as the recent run-up in oil prices put pressure on consumer and corporate cash flow. The current-account deficit (which includes the trade deficit) remained at a record high 5.6% of gross domestic product.

Although payrolls expanded along with the economy, job growth slowed in the third quarter of calendar 2004, falling below the rate considered sufficient to reduce the level of unemployment over time. The U.S. unemployment rate nevertheless stood at 5.4% in November, a low level by historical norms. As our fiscal year ended, most leading indicators suggested that labor market conditions remained promising for increased hiring.

Investment Philosophy

The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and New York income taxes by investing in high-quality securities issued by New York state, county, and municipal governments.

Despite rising oil prices, various inflationary measures decelerated in the third calendar quarter, remaining near historical lows. Economic data generally appeared to confirm the Federal Reserve Board’s view that the acceleration in inflation witnessed earlier in 2004 was “temporary.” Indeed, Fed officials reiterated that longer-term inflation expectations were low and stable.

During the fiscal year, the Fed’s Open Market Committee (FOMC) raised short-term interest rates four times. By the end of November, the target federal funds rate stood at 2.0%. The FOMC has repeatedly signaled its intention to raise rates further in order to remove its considerable monetary accommodation (i.e., a negative inflation-adjusted federal funds rate), although it has noted that future decisions are contingent on the strength of economic data.

MUNICIPAL BONDS TRAILED TREASURIES

During the fiscal year, the yields of U.S. Treasury bonds with maturities of more than 10 years were generally stable. (The yield of the 30-year bond actually fell.) The picture was very different for shorter maturities, as the Fed’s actions placed upward pressure on yields.

Yields of Municipal Bonds (AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)

2 years	1.40%	2.19%	+79
5 years	2.39	2.85	+46
10 years	3.55	3.66	+11
30 years	4.72	4.76	+4

Source: The Vanguard Group

Yields of U.S. Treasury Securities
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)

2 years	2.04%	3.00%	+96
5 years	3.35	3.69	+34
10 years	4.33	4.35	+2
30 years	5.13	5.00	-13

Source: The Vanguard Group

In the municipal bond market, yields crept higher among long-maturity bonds and rose more sharply among short-term securities, causing the municipal market to underperform the Treasury market except among the very shortest maturities. As of November 30, the ratios of municipal bond yields to the yields of Treasury bonds of comparable maturity were roughly at the midpoint of their 12-month highs and lows. A 10-year AAA general obligation tax-exempt bond yielded about 84% of its U.S. Treasury counterpart, suggesting that municipal bonds offered attractive after-tax yields relative to Treasuries.

The supply of municipal bonds nationally declined 12.8% during the fiscal year, though issuance rates remained above longer-term trends. If interest rates continue to rise, issuance could decline further—generally a positive development for municipal bond investors.

New York State continues to wrestle with a structural budget imbalance, which has contributed to increased borrowing. The same is true of New York City, which will face additional fiscal pressures as it works to comply with court-mandated increases in school funding, as well as persistent growth in the city’s Medicaid spending. These challenges have been made somewhat easier by economic growth that has boosted state and city tax revenues.

THE VANGUARD FUNDS EMPHASIZED RISK CONTROL AND QUALITY

Throughout the fiscal year, the Vanguard New York Tax-Exempt Funds maintained their emphasis on the market’s high-quality securities. At the start of the period, the Long-Term Tax-Exempt Fund’s duration was near the short end of its typical range, moderating the fund’s interest-rate sensitivity. As the year progressed, we allowed the duration to drift back toward a neutral stance.

A key reason for the funds’ strong results, both recently and over the long term, is the combination of conservative portfolio management with low operating costs, which reduces the need to take unnecessary risks in pursuit of return. Vanguard’s expense advantage is important in any market environment, but it’s especially critical in the current environment of low yields.

Robert F. Auwaerter, PRINCIPAL

Christopher M. Ryon, PRINCIPAL

Kathryn T. Allen, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 22, 2004

As of 11/30/2004	FUND PROFILES
These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.

NEW YORK TAX-EXEMPT
MONEY MARKET FUND

Financial Attributes
Yield	1.6%
Average Weighted Maturity	37 days
Average Quality*	MIG-1
Expense Ratio	0.13%

Distribution by Credit Quality (% of portfolio)
MIG-1/A-1+/SP-1+/F-1+	77%
P-1/A-1/SP-1/F-1	22
AAA/AA	1

Total	100%

Ratings: Moody's Investors Service, Standard & Poor's, Fitch

*Moody’s Investors Service.	Visit our website at Vanguard.com for regularly updated fund information.

FUND PROFILES (CONTINUED)

NEW YORK LONG-TERM
TAX-EXEMPT FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	257	9,147	49,414
Yield		—	—
Investor Shares	3.3%
Admiral Shares	3.4%
Yield to Maturity	3.7%†	3.7%	3.8%
Average Coupon	4.8%	5.2%	5.1%
Average Effective Maturity	8.2 years	7.1 years	7.1 years
Average Quality	AAA	AA†	AA†
Average Duration	6.5 years	5.8 years	5.5 years
Expense Ratio		—	—
Investor Shares	0.14%
Admiral Shares	0.09%
Short-Term Reserves	7%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.98	1.00	0.98	1.00
Beta	1.03	1.00	1.19	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	9%
1-5 Years	21
5-10 Years	55
10-20 Years	12
20-30 Years	2
Over 30 Years	1

Total	100%

Distributions by Credit Quality (% of portfolio)
AAA	80%
AA	18
A	1
BBB	1

Total	100%

Investment Focus

*	Lehman 10 Year Municipal Bond Index.
**	Lehman Municipal Bond Index.
†	Before expenses.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

As of 11/30/2004	PERFORMANCE SUMMARIES
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. For bond funds, both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

NEW YORK TAX-EXEMPT MONEY MARKET FUND

Cumulative Performance September 3, 1997–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004			Final Value
	One Year	Five Years	Since Inception*	of a $10,000 Investment

New York Tax-Exempt Money Market Fund	1.03%	1.97%	2.35%	$11,829
Average New York Tax-Exempt Money Market Fund**	0.58	1.56	1.95	11,502

Fiscal-Year Total Returns (%) September 3, 1997–November 30, 2004

	New York Tax-Exempt Money Market Fund	Average Fund**		New York Tax-Exempt Money Market Fund	Average Fund**
Fiscal Year	Total Return	Total Return	Fiscal Year	Total Return	Total Return

1997	0.8%	0.8%	2001	2.8%	2.4%
1998	3.3	2.9	2002	1.3	0.9
1999	3.0	2.6	2003	0.9	0.5
2000	3.9	3.4	2004	1.0	0.6

			SEC 7-Day Annualized Yield (11/30/2004): 1.55%

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Since Inception
	Inception Date	Year	Years	Capital	Income	Total

New York Tax-Exempt Money Market Fund	9/3/1997	0.92%	2.03%	0.00%	2.37%	2.37%

*	Returns since inception on September 3, 1997.
**	Returns for the Average New York Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 32 for dividend information.

NEW YORK LONG-TERM TAX-EXEMPT FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

New York Long-Term Tax-Exempt Fund Investor Shares	3.48%	7.07%	7.17%	$19,993
Lehman Municipal Bond Index	4.07	6.78	7.16	19,969
Lehman 10 Year Municipal Bond Index	4.03	6.68	7.15	19,947
Average New York Municipal Debt Fund*	2.97	5.83	6.18	18,215

	One Year	Since Inception**	Final Value of a $250,000 Investment

New York Long-Term Tax-Exempt Fund Admiral Shares	3.54%	6.10%	$308,486
Lehman Municipal Bond Index	4.07	6.02	307,673
Lehman 10 Year Municipal Bond Index	4.03	6.06	308,044

Fiscal-Year Total Returns (%) November 30, 1994–November 30, 2004

	New York Long-Term Tax-Exempt Fund Investor Shares			Lehman†		New York Long-Term Tax-Exempt Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	13.5%	6.4%	19.9%	18.6%	2000	3.9%	5.7%	9.6%	7.7%
1996	0.4	5.4	5.8	5.7	2001	3.4	5.0	8.4	8.2
1997	0.9	5.5	6.4	7.1	2002	2.2	4.6	6.8	6.7
1998	2.4	5.3	7.7	8.1	2003	2.8	4.4	7.2	6.9
1999	-7.0	4.7	-2.3	-0.4	2004	-0.8	4.3	3.5	4.0

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

New York Long-Term Tax-Exempt Fund
Investor Shares	4/7/1986	4.56%	7.15%	1.65%	5.13%	6.78%
Admiral Shares	5/14/2001	4.62	6.54 **	—	—	—

*	Derived from data provided by Lipper Inc.; based on the Average New York Insured Municipal Debt Fund through March 31, 2002, and the Average New York Municipal Debt Fund thereafter.
**	Returns since inception on May 14, 2001.
†	Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights tables on page 33 for dividend and capital gains information.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2004
New York Tax-Exempt Fund	Beginning Account Value May 31, 2004	Ending Account Value Nov. 30, 2004	Expenses Paid During Period*

Based on Actual Fund Return
Money Market	$1,000.00	$1,006.01	$0.60
Long-Term
Investor Shares	1,000.00	1,042.49	0.71
Admiral Shares	1,000.00	1,042.76	0.46

Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.40	$0.61
Long-Term
Investor Shares	1,000.00	1,024.30	0.71
Admiral Shares	1,000.00	1,024.55	0.46

*	The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are: for the New York Tax-Exempt Money Market Fund, 0.12%; for the New York Long-Term Tax-Exempt Fund, 0.14% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Expense Ratios:
Your fund compared with its peer group
New York Tax-Exempt Fund	Investor Shares	Admiral Shares	Peer Group*

Money Market	0.13%	—	0.61%
Long-Term	0.14	0.09%	1.10

*	Peer groups are: for the New York Tax-Exempt Money Market Fund, the Average New York Tax-Exempt Money Market Fund; for the New York Long-Term Tax-Exempt Fund, the Average New York Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

Note that the expenses shown in the table on page 14 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 11/30/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

New York Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
MUNICIPAL BONDS (99.4%)

Allegany County NY IDA (Atlantic Richfield Project) VRDO	1.73%	12/1/2004		$ 4,700	$ 4,700
Battery Park City NY Auth. Rev. TOB VRDO	1.69%	12/7/2004	*	5,315	5,315
Buffalo NY Fiscal Stability Auth. BAN	3.00%	9/1/2005		29,000	29,300
Chappaqua NY Central School Dist. TAN	3.00%	6/29/2005		8,000	8,065
East Hampton Township NY BAN	2.75%	6/2/2005		30,610	30,786
Erie County NY Water Auth. Rev. VRDO	1.61%	12/7/2004	(2)	11,400	11,400
Garden City NY UFSD TAN	3.00%	6/29/2005		6,500	6,556
Jericho NY UFSD TAN	2.75%	6/24/2005		5,000	5,032
Long Island NY Power Auth. Electric System Rev. CP	1.85%	12/9/2004	LOC	26,000	26,000
Long Island NY Power Auth. Electric System Rev. VRDO	1.64%	12/1/2004	LOC	10,350	10,350
Long Island NY Power Auth. Electric System Rev. VRDO	1.67%	12/1/2004	LOC	21,025	21,025
Long Island NY Power Auth. Electric System Rev. VRDO	1.63%	12/7/2004	(1)	4,000	4,000
Long Island NY Power Auth. Electric System Rev. VRDO	1.64%	12/7/2004	(4)	49,610	49,610
Metro. New York Transp. Auth. Rev
(Dedicated Petroleum Tax) TOB VRDO	1.69%	12/7/2004	(3)*	5,545	5,545
Metro. New York Transp. Auth. Rev
(Dedicated Petroleum Tax) TOB VRDO	1.70%	12/7/2004	(4)*	7,500	7,500

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Metro. New York Transp. Auth. Rev. (Service Contract)
TOB VRDO	1.69%	12/7/2004	(2)*	$ 3,600	$ 3,600
Metro. New York Transp. Auth. Rev. (Service Contract)
TOB VRDO	1.70%	12/7/2004	(1)*	5,000	5,000
Metro. New York Transp. Auth. Rev. (Transit Rev.) CP	1.84%	3/9/2005	LOC	15,000	15,000
Metro. New York Transp. Auth. Rev. (Transit Rev.) CP	1.83%	3/14/2005	LOC	20,000	20,000
Metro. New York Transp. Auth. Rev. (Transit Rev.)
TOB VRDO	1.69%	12/7/2004	(1)*	3,300	3,300
Metro. New York Transp. Auth. Rev. TOB VRDO	1.69%	12/7/2004	(3)*	19,985	19,985
Metro. New York Transp. Auth. Rev. TOB VRDO	1.69%	12/7/2004	(4)*	4,090	4,090
Metro. New York Transp. Auth. Rev. TOB VRDO	1.69%	12/7/2004	(4)*	14,180	14,180
Metro. New York Transp. Auth. Rev. TOB VRDO	1.70%	12/7/2004	(3)*	6,320	6,320
Metro. New York Transp. Auth. Rev. VRDO	1.62%	12/7/2004	(4)	4,385	4,385
Muni. Assistance Corp. for New York City NY	6.00%	7/1/2005	(ETM)	9,820	10,067
Muni. Assistance Corp. for New York City NY	6.25%	7/1/2005	(ETM)	5,000	5,140
Nassau County NY Interim Finance Auth. VRDO	1.65%	12/7/2004	(4)	6,955	6,955
Nassau Health Care Corp. NY VRDO	1.62%	12/7/2004	(4)	13,605	13,605
Nassau Health Care Corp. NY VRDO	1.62%	12/7/2004	(4)	10,000	10,000
New York City NY Cultural Resources Rev
(Asia Society) VRDO	1.64%	12/7/2004	LOC	11,700	11,700
New York City NY Cultural Resources Rev
(Carnegie Hall) VRDO	1.67%	12/7/2004	LOC	14,365	14,365
New York City NY Cultural Resources Rev
(Pierpont Morgan Library) VRDO	1.66%	12/7/2004	LOC	15,000	15,000
New York City NY Cultural Resources Rev
(Solomon R. Guggenheim Foundation) VRDO	1.64%	12/7/2004	LOC	17,807	17,807
New York City NY GO	6.375%	8/15/2005	(Prere.)	5,400	5,639
New York City NY GO TOB VRDO	1.69%	12/7/2004	(4)*	6,144	6,144
New York City NY GO TOB VRDO	1.69%	12/7/2004	(10)*	6,955	6,955
New York City NY GO TOB VRDO	1.69%	12/7/2004	(1)*	9,995	9,995
New York City NY GO TOB VRDO	1.70%	12/7/2004	(1)*	5,840	5,840
New York City NY GO TOB VRDO	1.71%	12/7/2004	(3)*	5,550	5,550
New York City NY GO TOB VRDO	1.71%	12/7/2004	(3)*	5,745	5,745
New York City NY GO TOB VRDO	1.71%	12/7/2004	(3)*	8,375	8,375
New York City NY GO TOB VRDO	1.74%	12/7/2004	*	25,000	25,000
New York City NY GO VRDO	1.64%	12/1/2004	LOC	22,400	22,400
New York City NY GO VRDO	1.67%	12/1/2004	LOC	5,500	5,500
New York City NY GO VRDO	1.64%	12/7/2004	LOC	1,350	1,350
New York City NY GO VRDO	1.66%	12/7/2004	LOC	1,000	1,000
New York City NY GO VRDO	1.67%	12/7/2004	(11)	10,250	10,250
New York City NY Housing Dev. Corp.
(Westmont Apartments) VRDO	1.62%	12/7/2004	LOC	24,200	24,200
New York City NY IDA (National Audubon Society) VRDO	1.66%	12/1/2004	LOC	14,700	14,700
New York City NY Muni. Water Finance Auth
Water & Sewer System CP	1.89%	2/3/2005		41,750	41,750
New York City NY Muni. Water Finance Auth
Water & Sewer System CP	1.95%	2/3/2005		65,000	65,000
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. TOB VRDO	1.69%	12/7/2004	(1)*	4,950	4,950
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. TOB VRDO	1.69%	12/7/2004	*	4,400	4,400

New York Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. TOB VRDO	1.69%	12/7/2004	(1)*	$ 4,605	$ 4,605
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. TOB VRDO	1.69%	12/7/2004	(1)(4)*	12,075	12,075
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. TOB VRDO	1.69%	12/7/2004	*	7,615	7,615
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. TOB VRDO	1.72%	12/7/2004	*	20,500	20,500
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.62%	12/1/2004	(3)	24,835	24,835
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.62%	12/1/2004	(3)	8,000	8,000
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.64%	12/1/2004		10,460	10,460
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.64%	12/1/2004	(3)	2,000	2,000
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.67%	12/1/2004	(3)	5,950	5,950
New York City NY Sales Tax Asset Receivable Corp.
TOB VRDO	1.69%	12/7/2004	(2)*	20,000	20,000
New York City NY Sales Tax Asset Receivable Corp.
TOB VRDO	1.69%	12/7/2004	(1)*	15,000	15,000
New York City NY Sales Tax Asset Receivable Corp.
TOB VRDO	1.69%	12/7/2004	(2)*	9,400	9,400
New York City NY Sales Tax Asset Receivable Corp.
TOB VRDO	1.69%	12/7/2004	(1)*	2,250	2,250
New York City NY Transitional Finance Auth. Rev
TOB VRDO	1.69%	12/7/2004	(3)*	6,075	6,075
New York City NY Transitional Finance Auth. Rev
TOB VRDO	1.69%	12/7/2004	*	4,995	4,995
New York City NY Transitional Finance Auth. Rev. VRDO	1.65%	12/1/2004		15,485	15,485
New York City NY Transitional Finance Auth. Rev. VRDO	1.65%	12/1/2004		3,850	3,850
New York City NY Transitional Finance Auth. Rev. VRDO	1.66%	12/1/2004		1,550	1,550
New York City NY Transitional Finance Auth. Rev. VRDO	1.66%	12/1/2004		5,800	5,800
New York City NY Transitional Finance Auth. Rev. VRDO	1.66%	12/1/2004		5,150	5,150
New York City NY Transitional Finance Auth. Rev. VRDO	1.67%	12/1/2004		2,900	2,900
New York City NY Transitional Finance Auth. Rev. VRDO	1.63%	12/7/2004		15,000	15,000
New York City NY Transitional Finance Auth. Rev. VRDO	1.64%	12/7/2004		17,800	17,800
New York City NY Transitional Finance Auth. Rev. VRDO	1.65%	12/7/2004		2,800	2,800
New York City NY Transitional Finance Auth. Rev. VRDO	1.65%	12/7/2004		9,500	9,500
New York City NY Transitional Finance Auth. Rev. VRDO	1.65%	12/7/2004		34,500	34,500
New York State Dormitory Auth. Rev. (Columbia Univ.) CP	1.19%	12/10/2004		11,635	11,635
New York State Dormitory Auth. Rev. (Columbia Univ.) CP	1.40%	12/13/2004		11,800	11,800
New York State Dormitory Auth. Rev. (Columbia Univ.) CP	1.83%	2/11/2005		21,005	21,005
New York State Dormitory Auth. Rev. (Columbia Univ.) PUT	1.03%	3/8/2005		5,000	5,000
New York State Dormitory Auth. Rev. (Columbia Univ.) PUT	1.60%	6/8/2005		13,000	13,000
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO	1.67%	12/1/2004		10,425	10,425
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO	1.63%	12/7/2004		26,300	26,300
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO	1.63%	12/7/2004		37,315	37,315
New York State Dormitory Auth. Rev. (Dept. of Health)
TOB VRDO	1.69%	12/7/2004	(3)*	5,295	5,295

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

New York State Dormitory Auth. Rev. (Dept. of Health)
TOB VRDO	1.69%	12/7/2004	(3)*	$ 2,640	$ 2,640
New York State Dormitory Auth. Rev
(Mental Health Services) TOB VRDO	1.69%	12/7/2004	(1)*	16,455	16,455
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.60%	12/7/2004	(1)	20,400	20,400
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.60%	12/7/2004	(2)	2,500	2,500
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.60%	12/7/2004	(4)	6,750	6,750
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.66%	12/7/2004	(4)	20,000	20,000
New York State Dormitory Auth. Rev
(New York Public Library) VRDO	1.63%	12/7/2004	(1)	39,465	39,465
New York State Dormitory Auth. Rev
(New York Public Library) VRDO	1.63%	12/7/2004	(1)	10,600	10,600
New York State Dormitory Auth. Rev
(New York Univ.) TOB PUT	1.15%	2/10/2005	(1)*	6,700	6,700
New York State Dormitory Auth. Rev
(Personal Income Tax) TOB VRDO	1.69%	12/7/2004	(3)*	5,000	5,000
New York State Dormitory Auth. Rev
(Rochester Institute of Technology) VRDO	1.65%	12/7/2004	(2)	18,975	18,975
New York State Dormitory Auth. Rev
(Rockefeller Univ.) VRDO	1.64%	12/7/2004		42,000	42,000
New York State Dormitory Auth. Rev
(Rockefeller Univ.) VRDO	1.64%	12/7/2004		32,300	32,300
New York State Dormitory Auth. Rev. TOB VRDO	1.69%	12/7/2004	*	4,725	4,725
New York State Energy Research & Dev. Auth
(ConEdison) VRDO	1.66%	12/7/2004	LOC	10,000	10,000
New York State Environmental Corp. Rev
(General Electric Co.) CP	1.68%	12/7/2004		24,000	24,000
New York State Environmental Corp. Rev
(General Electric) CP	1.68%	12/7/2004		23,600	23,600
New York State Environmental Corp. Rev
(General Electric Co.) CP	1.65%	12/7/2004		21,000	21,000
New York State Environmental Fac. Corp. PCR TOB VRDO	1.69%	12/7/2004	(4)*	26,725	26,725
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds) TOB VRDO	1.69%	12/7/2004	*	6,470	6,470
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds) TOB VRDO	1.69%	12/7/2004	*	8,250	8,250
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds) TOB VRDO	1.69%	12/7/2004	*	2,700	2,700
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds) TOB VRDO	1.69%	12/7/2004	*	6,460	6,460
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds) TOB VRDO	1.69%	12/7/2004	*	3,725	3,725
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds) TOB VRDO	1.69%	12/7/2004	*	32,470	32,470
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds) TOB VRDO	1.71%	12/7/2004	*	5,400	5,400
New York State GO PUT	1.58%	8/4/2005	LOC	37,000	37,000

New York Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

New York State GO PUT	1.80%	10/7/2005	LOC	$28,000	$28,000
New York State Housing Finance Agency Rev
(Avalon Chrystie) VRDO	1.60%	12/7/2004	LOC	45,000	45,000
New York State Housing Finance Agency Service
Contract Rev. VRDO	1.63%	12/7/2004	LOC	9,000	9,000
New York State Local Govt. Assistance Corp.	5.90%	4/1/2005	(Prere.)	9,000	9,318
New York State Local Govt. Assistance Corp. TOB VRDO	1.72%	12/7/2004	(Prere.)*	5,325	5,325
New York State Local Govt. Assistance Corp. VRDO	1.60%	12/7/2004	LOC	16,950	16,950
New York State Local Govt. Assistance Corp. VRDO	1.60%	12/7/2004	LOC	11,615	11,615
New York State Local Govt. Assistance Corp. VRDO	1.63%	12/7/2004	(3)	12,000	12,000
New York State Local Govt. Assistance Corp. VRDO	1.63%	12/7/2004	LOC	23,550	23,550
New York State Local Govt. Assistance Corp. VRDO	1.64%	12/7/2004	LOC	17,000	17,000
New York State Mortgage Agency Rev. TOB VRDO	1.72%	12/7/2004	*	2,795	2,795
New York State Mortgage Agency Rev. TOB VRDO	1.72%	12/7/2004	(1)*	2,845	2,845
New York State Mortgage Agency Rev. TOB VRDO	1.74%	12/7/2004	*	5,960	5,960
New York State Power Auth. Rev. CP	1.43%	12/8/2004		14,050	14,050
New York State Power Auth. Rev. CP	1.80%	12/13/2004		30,805	30,805
New York State Power Auth. Rev. CP	1.50%	12/15/2004		13,995	13,995
New York State Power Auth. Rev. CP	1.78%	12/15/2004		30,000	30,000
New York State Power Auth. Rev. VRDO	1.63%	12/7/2004		1,700	1,700
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund) TOB VRDO	1.69%	12/7/2004	(2)*	10,525	10,525
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund) TOB VRDO	1.71%	12/7/2004	(1)*	8,530	8,530
New York State Thruway Auth. Rev
(Personal Income Tax) TOB VRDO	1.69%	12/7/2004	(2)*	5,280	5,280
New York State Thruway Auth. Rev. CP	1.83%	12/9/2004		12,000	12,000
New York State Thruway Auth. Rev. CP	1.19%	12/10/2004		15,000	15,000
New York State Thruway Auth. Rev. CP	1.46%	12/15/2004		9,000	9,000
New York State Thruway Auth. Rev. CP	1.48%	12/15/2004		20,000	20,000
New York State Thruway Auth. Rev. CP	1.50%	12/15/2004		20,000	20,000
New York State Thruway Auth. Rev. TOB VRDO	1.69%	12/7/2004	(3)*	7,500	7,500
Oneida County NY IDA Rev. (Hamilton College) VRDO	1.65%	12/7/2004	(1)	26,385	26,385
Port Auth. of New York & New Jersey CP	1.77%	12/14/2004		25,200	25,200
Port Auth. of New York & New Jersey CP	1.50%	12/15/2004		4,625	4,625
Port Auth. of New York & New Jersey CP	1.84%	3/9/2005		4,000	4,000
Port Auth. of New York & New Jersey CP	1.82%	3/11/2005		9,010	9,010
Port Auth. of New York & New Jersey Rev. TOB VRDO	1.72%	12/7/2004	*	10,000	10,000
Suffolk County NY GO	3.00%	5/1/2005	(4)	6,730	6,772
Suffolk County NY Water Auth. Rev. VRDO	1.63%	12/7/2004		37,200	37,200
Syosset NY Central School Dist. TAN	3.00%	6/29/2005		14,500	14,617
Tobacco Settlement Financing Corp. New York Rev
TOB VRDO	1.71%	12/7/2004	(2)*	6,295	6,295
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO	1.63%	12/7/2004		12,300	12,300
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO	1.63%	12/7/2004		8,390	8,390
Tompkins County NY IDA Civic Fac. (Ithaca Univ.) VRDO	1.67%	12/7/2004	(10)	7,600	7,600
Triborough Bridge & Tunnel Auth. New York Rev	5.00%	11/15/2005		5,000	5,139
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO	1.69%	12/7/2004	(1)*	7,200	7,200
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO	1.69%	12/7/2004	(1)*	1,995	1,995
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO	1.69%	12/7/2004	(3)*	4,000	4,000
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO	1.71%	12/7/2004	(ETM)*	9,205	9,205

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO	1.71%	12/7/2004	(2)*	$16,640	$ 16,640
Triborough Bridge & Tunnel Auth. New York Rev. VRDO	1.62%	12/7/2004	(4)	1,200	1,200
Triborough Bridge & Tunnel Auth. New York Rev. VRDO	1.62%	12/7/2004	(4)	2,400	2,400
Triborough Bridge & Tunnel Auth. New York Rev. VRDO	1.64%	12/7/2004		25,000	25,000
Triborough Bridge & Tunnel Auth. New York Rev. VRDO	1.64%	12/7/2004	(4)	24,200	24,200
Triborough Bridge & Tunnel Auth. New York Rev. VRDO	1.66%	12/7/2004		14,000	14,000
Troy County NY IDA Civic Fac. Rev
(Rensselaer Polytechnic Institute) VRDO	1.67%	12/7/2004		11,250	11,250
Outside New York:
Puerto Rico GO TOB VRDO	1.71%	12/7/2004	(3)*	1,295	1,295
Puerto Rico Highway & Transp. Auth. Rev
Grant Anticipation TOB VRDO	1.68%	12/7/2004	(1)*	4,830	4,830
Puerto Rico Public Finance Corp. TOB VRDO	1.69%	12/7/2004	(11)*	13,966	13,966
Puerto Rico Public Finance Corp. TOB VRDO	1.75%	12/7/2004	(2)*	10,000	10,000
Puerto Rico TRAN	3.00%	7/29/2005		20,000	20,176

TOTAL MUNICIPAL BONDS
(Cost $2,279,239)					2,279,239

OTHER ASSETS AND LIABILITIES (0.6%)

Other Assets—Note B					21,833
Liabilities					(7,098)

					14,735

NET ASSETS (100%)

Applicable to 2,293,987,170 outstanding $.001
par value shares of beneficial interest (unlimited authorization)					$ 2,293,974

NET ASSET VALUE PER SHARE					$ 1.00

^	See Note A in Notes to Financial Statements.
*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the aggregate value of these securities was $527,505,000, representing 23.0% of net assets.
For key to abbreviations and other references, see page 29.

AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$ 2,294,006	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(32)	—
Unrealized Appreciation	—	—

NET ASSETS	$ 2,293,974	$1.00

New York Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
MUNICIPAL BONDS (98.9%)

Albany County NY GO	5.00%	10/1/2012	(3)	$ 4,400	$ 4,874
Albany NY GO	7.00%	1/15/2005	(2)	20	20
Battery Park City NY Auth. Rev	5.50%	11/1/2006	(2)(Prere.)	11,750	12,695
Battery Park City NY Auth. Rev	5.25%	11/1/2015		12,520	13,832
Broome County NY Public Safety Fac. Project COP	5.25%	4/1/2015	(1)	335	342
Broome County NY Public Safety Fac. Project COP	5.25%	4/1/2015	(1)(ETM)	2,665	2,723
Buffalo & Erie Counties NY Toll Bridge Auth. Rev	6.00%	1/1/2015	(1)	4,500	4,559
Buffalo NY GO	5.125%	2/1/2012	(2)	1,870	2,032
Buffalo NY GO	5.125%	2/1/2013	(2)	2,945	3,197
Erie County NY Water Auth. Rev	6.00%	12/1/2008	(2)(ETM)	1,600	1,735
Hempstead NY GO	5.50%	8/1/2005	(3)(Prere.)	190	198
Hempstead NY GO	5.625%	2/1/2006	(3)(Prere.)	270	286
Hempstead NY GO	5.625%	2/1/2006	(3)(Prere.)	210	223
Hempstead NY GO	5.50%	8/1/2011	(3)	2,260	2,357
Hempstead NY GO	5.625%	2/1/2012	(3)	1,220	1,290
Hempstead NY GO	5.625%	2/1/2013	(3)	960	1,015
Hempstead NY IDA Civic Fac. Rev. (Hofstra Univ.)	5.25%	7/1/2017		2,360	2,521
Hempstead NY IDA Civic Fac. Rev. (Hofstra Univ.)	5.25%	7/1/2019		3,200	3,400
Huntington NY GO	6.70%	2/1/2011	(3)	310	368
Long Island NY Power Auth. Electric System Rev	0.00%	6/1/2011	(4)	16,690	13,279
Long Island NY Power Auth. Electric System Rev	5.50%	12/1/2011	(2)	5,000	5,647
Long Island NY Power Auth. Electric System Rev	5.25%	6/1/2013		15,690	17,133
Long Island NY Power Auth. Electric System Rev	0.00%	6/1/2014	(4)	5,000	3,422
Long Island NY Power Auth. Electric System Rev	0.00%	6/1/2019	(4)	2,460	1,283
Long Island NY Power Auth. Electric System Rev	0.00%	6/1/2021	(4)	13,355	6,214
Long Island NY Power Auth. Electric System Rev	0.00%	6/1/2023	(4)	35,500	14,706
Long Island NY Power Auth. Electric System Rev	0.00%	6/1/2024	(4)	21,830	8,541
Long Island NY Power Auth. Electric System Rev	0.00%	6/1/2027	(4)	23,905	7,697
Metro. New York Transp. Auth. Rev. (Commuter Fac.)	5.125%	7/1/2009	(3)(Prere.)	3,000	3,300
Metro. New York Transp. Auth. Rev. (Commuter Fac.)	5.30%	7/1/2009	(3)(Prere.)	17,475	19,350
Metro. New York Transp. Auth. Rev. (Commuter Fac.)	5.50%	7/1/2011	(Prere.)	6,280	7,127
Metro. New York Transp. Auth. Rev. (Commuter Fac.)	5.50%	7/1/2013	(2)(Prere.)	6,585	7,544
Metro. New York Transp. Auth. Rev
(Dedicated Petroleum Tax)	5.25%	10/1/2010	(1)(Prere.)	7,900	8,804
Metro. New York Transp. Auth. Rev
(Dedicated Petroleum Tax)	5.25%	10/1/2010	(1)(Prere.)	34,060	37,960
Metro. New York Transp. Auth. Rev
(Dedicated Petroleum Tax)	6.00%	4/1/2020	(1)(ETM)	32,500	38,766
Metro. New York Transp. Auth. Rev
(Dedicated Petroleum Tax) VRDO	1.65%	12/7/2004	(4)	300	300
Metro. New York Transp. Auth. Rev. (Transit Rev.)	7.00%	7/1/2009	(2)(ETM)	9,050	10,225
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.00%	1/1/2012	(2)(Prere.)	5,000	5,520
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.50%	11/15/2014	(2)	8,000	9,121
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.50%	11/15/2016	(2)	28,075	31,338
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.50%	11/15/2016	(1)	4,000	4,465
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.50%	11/15/2017	(1)	5,000	5,565
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.50%	11/15/2017	(2)*	35,000	38,954
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.50%	11/15/2019	(1)	6,000	6,641
Metro. New York Transp. Auth. Rev. (Transit Rev.)	5.50%	11/15/2020	(1)	7,000	7,748
Metro. New York Transp. Auth. Rev. (Transit Rev.) VRDO	1.62%	12/7/2004	(4)	24,100	24,100

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Nassau County NY Combined Sewer Dist. GO	5.00%	5/1/2011	(3)	$ 1,770	$ 1,937
Nassau County NY GO	5.25%	6/1/2011	(2)	3,670	4,031
Nassau County NY GO	5.25%	6/1/2012	(2)	4,670	5,135
Nassau County NY GO	5.25%	6/1/2013	(2)	6,905	7,737
Nassau County NY GO	5.25%	6/1/2014	(2)	6,585	7,378
Nassau County NY Interim Finance Auth. VRDO	1.65%	12/7/2004	(4)	3,635	3,635
New York City NY Cultural Resources Rev
(American Museum of Natural History)	5.70%	4/1/2007	(1)(Prere.)	12,730	13,832
New York City NY Cultural Resources Rev
(American Museum of Natural History)	5.60%	4/1/2018	(1)	2,635	2,836
New York City NY Cultural Resources Rev
(American Museum of Natural History)	5.65%	4/1/2022	(1)	5,000	5,363
New York City NY Cultural Resources Rev
(Museum of Modern Art)	5.40%	1/1/2006	(2)(ETM)	85	88
New York City NY Cultural Resources Rev
(Museum of Modern Art)	5.50%	1/1/2007	(2)(ETM)	35	37
New York City NY Cultural Resources Rev
(Museum of Modern Art)	5.50%	1/1/2016	(2)	2,000	2,156
New York City NY GO	5.75%	5/15/2011	(4)	4,540	5,106
New York City NY GO	5.75%	8/1/2011	(1)	15,750	17,756
New York City NY GO	5.875%	5/15/2012	(4)	4,670	5,275
New York City NY GO	5.125%	8/1/2013	(4)	19,025	20,676
New York City NY GO	5.375%	8/1/2013	(3)	8,295	9,048
New York City NY GO	5.20%	8/1/2014	(4)	5,000	5,436
New York City NY GO	5.25%	3/15/2016	(2)	5,000	5,372
New York City NY GO	5.75%	3/15/2027	(4)	5,000	5,514
New York City NY GO VRDO	1.67%	12/1/2004	LOC	1,400	1,400
New York City NY IDA (USTA National Tennis Center)	5.00%	11/15/2011	(4)	9,415	10,363
New York City NY IDA (USTA National Tennis Center)	5.00%	11/15/2013	(4)	4,435	4,868
New York City NY IDA (USTA National Tennis Center)	5.00%	11/15/2014	(4)	2,520	2,765
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	5.875%	6/15/2012	(2)	18,500	21,330
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	5.875%	6/15/2013	(2)	20,000	23,199
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	0.00%	6/15/2017		10,000	5,794
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	5.375%	6/15/2017		25,015	27,296
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	0.00%	6/15/2018		10,000	5,481
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	5.375%	6/15/2018		25,095	27,303
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	0.00%	6/15/2021		4,490	2,072
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	5.50%	6/15/2027	(1)	23,955	25,518
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	5.75%	6/15/2029	(1)	15,000	16,409
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev	5.75%	6/15/2031	(3)	30,650	33,671

New York Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.62%	12/1/2004	(3)	$ 2,350	$ 2,350
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.62%	12/1/2004	(3)	13,800	13,800
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.64%	12/1/2004	(3)	200	200
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.67%	12/1/2004		15,000	15,000
New York City NY Muni. Water Finance Auth
Water & Sewer System Rev. VRDO	1.67%	12/1/2004	(3)	4,000	4,000
New York City NY Sales Tax Asset Receivable Corp.	5.00%	10/15/2026	(1)	10,000	10,274
New York City NY Transitional Finance Auth. Rev	5.50%	5/1/2009	(Prere.)	15	17
New York City NY Transitional Finance Auth. Rev	5.50%	5/1/2009	(Prere.)	1,325	1,485
New York City NY Transitional Finance Auth. Rev	5.75%	5/15/2010	(Prere.)	930	1,063
New York City NY Transitional Finance Auth. Rev	5.50%	2/1/2011	(Prere.)	2,265	2,575
New York City NY Transitional Finance Auth. Rev	5.50%	2/1/2011	(Prere.)	2,955	3,359
New York City NY Transitional Finance Auth. Rev	5.50%	2/1/2011	(Prere.)	1,150	1,307
New York City NY Transitional Finance Auth. Rev	5.50%	2/1/2012		2,805	3,131
New York City NY Transitional Finance Auth. Rev	5.25%	5/1/2013		12,270	13,503
New York City NY Transitional Finance Auth. Rev	5.50%	2/1/2014		9,735	10,844
New York City NY Transitional Finance Auth. Rev	5.25%	5/1/2014		17,720	19,350
New York City NY Transitional Finance Auth. Rev	5.375%	2/1/2015		7,310	8,000
New York City NY Transitional Finance Auth. Rev	5.50%	2/1/2015		3,850	4,254
New York City NY Transitional Finance Auth. Rev	5.375%	2/15/2015		9,395	10,295
New York City NY Transitional Finance Auth. Rev	5.375%	2/1/2016		8,415	9,195
New York City NY Transitional Finance Auth. Rev	5.50%	2/1/2016		11,045	12,179
New York City NY Transitional Finance Auth. Rev	5.50%	2/15/2016		2,735	3,017
New York City NY Transitional Finance Auth. Rev	5.75%	11/15/2020		9,070	10,113
New York City NY Transitional Finance Auth. Rev	5.50%	5/1/2025		1,660	1,783
New York City NY Transitional Finance Auth. Rev. VRDO	1.65%	12/1/2004		500	500
New York City NY Transitional Finance Auth. Rev. VRDO	1.65%	12/1/2004		6,500	6,500
New York City NY Transitional Finance Auth. Rev. VRDO	1.67%	12/1/2004		5,250	5,250
New York City NY Transitional Finance Auth. Rev. VRDO	1.74%	12/1/2004		5,410	5,410
New York City NY Transitional Finance Auth. Rev. VRDO	1.67%	12/7/2004		3,800	3,800
New York State Dormitory Auth. Rev	5.50%	7/1/2006	(1)(Prere.)	2,250	2,410
New York State Dormitory Auth. Rev	5.50%	7/1/2025	(1)	1,620	1,715
New York State Dormitory Auth. Rev
(Albany Medical Center)	5.00%	8/15/2018	(4)	18,000	19,226
New York State Dormitory Auth. Rev
(Albany Medical Center)	5.00%	8/15/2025	(4)	2,000	2,048
New York State Dormitory Auth. Rev. (Barnard College)	5.25%	7/1/2026	(2)	4,370	4,554
New York State Dormitory Auth. Rev. (Catholic Health)	5.50%	7/1/2022	(1)	10,000	10,925
New York State Dormitory Auth. Rev. (Catholic Health)	5.10%	7/1/2034		5,000	4,898
New York State Dormitory Auth. Rev. (City Univ.)	5.50%	7/1/2006	(2)(Prere.)	11,360	12,166
New York State Dormitory Auth. Rev. (City Univ.)	5.75%	7/1/2011	(3)	5,950	6,788
New York State Dormitory Auth. Rev. (City Univ.)	5.75%	7/1/2015	(3)	2,215	2,487
New York State Dormitory Auth. Rev. (City Univ.)	5.75%	7/1/2015	(3)	31,620	35,507
New York State Dormitory Auth. Rev. (City Univ.)	5.50%	7/1/2016	(2)	4,640	4,950
New York State Dormitory Auth. Rev. (City Univ.)	5.75%	7/1/2016	(3)	4,475	5,023
New York State Dormitory Auth. Rev. (City Univ.)	5.75%	7/1/2016	(3)	7,255	8,143
New York State Dormitory Auth. Rev. (Columbia Univ.)	5.125%	7/1/2019		4,900	5,327

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

New York State Dormitory Auth. Rev. (Columbia Univ.)	5.125%	7/1/2019		$ 5,100	$ 5,506
New York State Dormitory Auth. Rev. (Columbia Univ.)	5.125%	7/1/2021		6,990	7,530
New York State Dormitory Auth. Rev. (Columbia Univ.)	5.125%	7/1/2022		7,345	7,870
New York State Dormitory Auth. Rev. (Columbia Univ.)	5.125%	7/1/2023		7,575	8,074
New York State Dormitory Auth. Rev. (Court Fac.)	5.75%	5/15/2023	(2)	21,370	23,928
New York State Dormitory Auth. Rev. (Fordham Univ.)	7.20%	7/1/2015	(2)	710	713
New York State Dormitory Auth. Rev
(Lenox Hill Hosp. Obligation Group)	5.375%	7/1/2020		2,400	2,458
New York State Dormitory Auth. Rev
(Mental Health Services)	5.375%	2/15/2006	(1)(Prere.)	7,230	7,649
New York State Dormitory Auth. Rev
(Mental Health Services)	5.875%	8/15/2013	(4)	2,475	2,765
New York State Dormitory Auth. Rev
(Mental Health Services)	5.875%	8/15/2014	(4)	2,625	2,892
New York State Dormitory Auth. Rev
(Mental Health Services)	5.875%	8/15/2015	(4)	2,785	3,055
New York State Dormitory Auth. Rev
(Mental Health Services)	5.375%	2/15/2026	(1)	270	283
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.60%	12/7/2004	(1)	800	800
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.62%	12/7/2004		10,000	10,000
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.66%	12/7/2004	(1)	1,800	1,800
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.66%	12/7/2004	(4)	10,500	10,500
New York State Dormitory Auth. Rev
(Mental Health Services) VRDO	1.67%	12/7/2004	(4)	7,025	7,025
New York State Dormitory Auth. Rev
(Montefiore Medical Center)	5.25%	2/1/2015	(2)	42,750	45,724
New York State Dormitory Auth. Rev
(New School for Social Research)	5.625%	7/1/2016	(1)	2,260	2,473
New York State Dormitory Auth. Rev. (New York Univ.)	5.50%	7/1/2016	(2)	1,925	2,196
New York State Dormitory Auth. Rev. (New York Univ.)	5.75%	7/1/2016	(1)	3,500	4,088
New York State Dormitory Auth. Rev. (New York Univ.)	5.50%	7/1/2031	(2)	8,910	9,978
New York State Dormitory Auth. Rev. (New York Univ.)	5.50%	7/1/2040	(2)	20,330	22,916
New York State Dormitory Auth. Rev. (Pace)	5.625%	7/1/2017	(1)	11,185	12,229
New York State Dormitory Auth. Rev. (Queens Hosp.)	5.45%	8/15/2019	(2)	4,925	5,222
New York State Dormitory Auth. Rev
(Rochester Institute of Technology)	5.30%	7/1/2017	(1)	6,275	6,735
New York State Dormitory Auth. Rev
(Rochester Institute of Technology)	5.25%	7/1/2022	(1)	3,000	3,190
New York State Dormitory Auth. Rev. (Rockefeller Univ.)	5.00%	7/1/2018		2,805	2,952
New York State Dormitory Auth. Rev
(Sloan-Kettering Cancer Center)	5.75%	7/1/2019	(1)	15,900	18,548
New York State Dormitory Auth. Rev
(Sloan-Kettering Cancer Center)	5.75%	7/1/2020	(1)	5,500	6,426
New York State Dormitory Auth. Rev
(Sloan-Kettering Cancer Center)	5.00%	7/1/2022	(1)	5,500	5,734
New York State Dormitory Auth. Rev
(Sloan-Kettering Cancer Center)	5.50%	7/1/2023	(1)	14,000	15,845

New York Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

New York State Dormitory Auth. Rev. (St. John's Univ.)	5.25%	7/1/2020	(1)	$15,170	$16,324
New York State Dormitory Auth. Rev. (St. John's Univ.)	5.70%	7/1/2026	(1)	14,370	15,282
New York State Dormitory Auth. Rev. (St. Joseph's Hosp.)	5.25%	7/1/2018	(1)	6,700	6,998
New York State Dormitory Auth. Rev
(St. Vincent Hosp. Medical Center)	5.80%	8/1/2025	(2)	4,250	4,427
New York State Dormitory Auth. Rev. (State Univ.)	6.00%	7/1/2009	(2)	1,590	1,800
New York State Dormitory Auth. Rev. (State Univ.)	6.00%	5/15/2012	(1)	16,160	18,369
New York State Dormitory Auth. Rev. (State Univ.)	5.375%	7/1/2012	(Prere.)	4,720	5,342
New York State Dormitory Auth. Rev. (State Univ.)	6.00%	5/15/2013	(1)	27,285	31,060
New York State Dormitory Auth. Rev. (State Univ.)	6.00%	5/15/2014	(1)	10,660	12,135
New York State Dormitory Auth. Rev. (State Univ.)	5.25%	5/15/2015	(4)	6,500	7,252
New York State Dormitory Auth. Rev. (State Univ.)	6.00%	5/15/2015	(1)	12,500	14,230
New York State Dormitory Auth. Rev. (State Univ.)	6.00%	5/15/2016	(1)	5,000	5,692
New York State Dormitory Auth. Rev. (State Univ.)	5.75%	5/15/2017	(4)	3,750	4,381
New York State Dormitory Auth. Rev
(The New York & Presbyterian Hosp.)	5.50%	2/1/2010	(2)	6,330	7,005
New York State Dormitory Auth. Rev. (Univ. of Rochester)	5.00%	7/1/2017	(1)	2,000	2,125
New York State Dormitory Auth. Rev
(Upstate Community Colleges)	5.25%	7/1/2012	(2)	6,170	6,781
New York State Dormitory Auth. Rev
(Upstate Community Colleges)	5.00%	7/1/2015	(2)	3,000	3,209
New York State Dormitory Auth. Rev
(Upstate Community Colleges)	5.00%	7/1/2016	(2)	1,250	1,333
New York State Dormitory Auth. Rev
(Vassar Brothers Hosp.)	5.25%	7/1/2017	(4)	8,025	8,424
New York State Dormitory Auth. Rev
(Vassar Brothers Hosp.)	5.375%	7/1/2025	(4)	7,000	7,472
New York State Dormitory Auth. Rev. (Yeshiva Univ.)	5.25%	7/1/2019	(2)	2,425	2,644
New York State Dormitory Auth. Rev. (Yeshiva Univ.)	5.25%	7/1/2021	(2)	1,750	1,895
New York State Dormitory Auth. Rev. (Yeshiva Univ.)	5.25%	7/1/2022	(2)	3,425	3,689
New York State Dormitory Auth. Rev. (Yeshiva Univ.)	5.25%	7/1/2023	(2)	3,610	3,871
New York State Dormitory Auth. Rev. (Yeshiva Univ.)	5.25%	7/1/2024	(2)	3,305	3,531
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds)	5.375%	6/15/2015		7,650	8,418
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds)	5.25%	6/15/2016		3,095	3,361
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds)	5.375%	6/15/2016		6,000	6,573
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds)	5.25%	6/15/2018		10,000	10,807
New York State Environmental Fac. Corp. Rev
(Clean Water & Drinking Revolving Funds)	5.25%	6/15/2019		36,610	39,440
New York State Local Govt. Assistance Corp.	5.00%	4/1/2013	(4)	6,395	7,015
New York State Local Govt. Assistance Corp.	5.25%	4/1/2015	(2)	8,000	8,530
New York State Local Govt. Assistance Corp.	5.50%	4/1/2017		12,905	14,573
New York State Local Govt. Assistance Corp. VRDO	1.60%	12/7/2004	LOC	4,985	4,985
New York State Local Govt. Assistance Corp. VRDO	1.64%	12/7/2004	LOC	3,000	3,000
New York State Medical Care Fac. Finance Agency Rev
(Mental Health Services)	6.00%	2/15/2005	(1)(Prere.)	150	154
New York State Thruway Auth. Rev	5.25%	1/1/2014		5,560	5,997

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.75%	4/1/2010	(3)(Prere.)	$ 5,575	$ 6,361
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.75%	4/1/2013	(3)	5,870	6,613
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.25%	4/1/2014	(1)	7,500	8,247
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.50%	4/1/2014	(2)	32,875	36,824
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.50%	4/1/2014	(3)	2,500	2,800
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.75%	4/1/2014	(3)	3,000	3,380
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.50%	4/1/2015	(3)	2,000	2,196
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.75%	4/1/2015	(3)	2,500	2,816
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.50%	4/1/2016	(3)	3,000	3,334
New York State Thruway Auth. Rev
(Highway & Bridge Trust Fund)	5.75%	4/1/2016	(3)	2,080	2,342
New York State Thruway Auth. Rev. (Service Contract)	5.25%	4/1/2007	(Prere.)	1,300	1,412
New York State Thruway Auth. Rev. (Service Contract)	5.75%	4/1/2009	(1)(Prere.)	4,000	4,516
New York State Thruway Auth. Rev. (Service Contract)	5.25%	4/1/2015		6,775	7,192
New York State Urban Dev. Corp. Rev
(Community Enhancement Fac.)	5.125%	4/1/2015	(2)	5,500	5,926
New York State Urban Dev. Corp. Rev. (Correctional Fac.)	6.00%	1/1/2009	(2)(Prere.)	2,500	2,834
New York State Urban Dev. Corp. Rev. (Correctional Fac.)	6.00%	1/1/2009	(2)(Prere.)	3,000	3,401
New York State Urban Dev. Corp. Rev. (Correctional Fac.)	6.00%	1/1/2009	(2)(Prere.)	4,110	4,660
New York State Urban Dev. Corp. Rev. (Correctional Fac.)	6.00%	1/1/2009	(2)(Prere.)	5,000	5,669
New York State Urban Dev. Corp. Rev. (Correctional Fac.)	5.75%	1/1/2011	(4)(Prere.)	6,380	7,288
New York State Urban Dev. Corp. Rev. (Correctional Fac.)	5.50%	4/1/2016	(1)	13,350	14,149
Niagara County NY IDA Solid Waste Disposal Rev. PUT	5.55%	11/15/2013		12,500	13,339
Niagara Falls NY Bridge Comm. Rev	5.25%	10/1/2015	(3)	5,000	5,518
Niagara Falls NY Bridge Comm. Rev	6.25%	10/1/2020	(3)	8,685	10,717
Niagara Falls NY Bridge Comm. Rev	6.25%	10/1/2021	(3)	9,230	11,395
North Hempstead NY GO	6.40%	4/1/2010	(3)	1,500	1,738
North Hempstead NY GO	6.40%	4/1/2011	(3)	2,075	2,436
Onondaga County NY Public Improvements	5.875%	2/15/2008	(ETM)	1,250	1,380
Onondaga County NY Public Improvements	5.875%	2/15/2008		1,225	1,351
Port Auth. of New York & New Jersey Rev	5.50%	12/15/2016	(2)	4,190	4,601
Port Auth. of New York & New Jersey Rev	5.50%	12/15/2017	(2)	4,600	5,036
Port Auth. of New York & New Jersey Rev	5.50%	12/15/2018	(2)	4,620	5,036
Suffolk County NY GO	5.25%	5/1/2016	(4)	3,315	3,695
Suffolk County NY GO	5.25%	5/1/2017	(4)	9,780	10,926
Suffolk County NY Water Auth. Rev	5.25%	6/1/2010	(2)(ETM)	3,790	4,209
Suffolk County NY Water Auth. Rev	5.25%	6/1/2011	(2)(ETM)	2,380	2,661
Suffolk County NY Water Auth. Rev	5.25%	6/1/2012	(2)(ETM)	4,290	4,815
Suffolk County NY Water Auth. Rev	5.75%	6/1/2013	(2)(ETM)	7,340	8,247
Suffolk County NY Water Auth. Rev	5.25%	6/1/2017	(2)(ETM)	1,695	1,913
Triborough Bridge & Tunnel Auth. New York Rev	6.75%	1/1/2009	(2)(ETM)	3,000	3,340

New York Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Triborough Bridge & Tunnel Auth. New York Rev	5.25%	1/1/2014		$ 3,000	$ 3,293
Triborough Bridge & Tunnel Auth. New York Rev	5.25%	1/1/2015		2,930	3,167
Triborough Bridge & Tunnel Auth. New York Rev	5.25%	1/1/2016		2,500	2,688
Triborough Bridge & Tunnel Auth. New York Rev	5.25%	11/15/2017		16,770	18,235
Triborough Bridge & Tunnel Auth. New York Rev	5.25%	1/1/2018		2,330	2,493
Triborough Bridge & Tunnel Auth. New York Rev	5.25%	11/15/2018		30,285	32,816
Triborough Bridge & Tunnel Auth. New York Rev	5.25%	11/15/2019		43,025	46,412
Triborough Bridge & Tunnel Auth. New York Rev	5.50%	11/15/2021	(1)	11,370	13,075
Triborough Bridge & Tunnel Auth. New York Rev. VRDO	1.64%	12/7/2004		8,300	8,300
Outside New York:
Puerto Rico Electric Power Auth. Rev	5.25%	7/1/2015	(1)	5,000	5,463
Puerto Rico Electric Power Auth. Rev	5.25%	7/1/2015	(1)	7,000	7,871
Puerto Rico Electric Power Auth. Rev	5.375%	7/1/2016	(1)	16,345	18,093
Puerto Rico Electric Power Auth. Rev	5.375%	7/1/2018	(1)	6,250	6,875
Puerto Rico Electric Power Auth. Rev	5.375%	7/1/2019	(1)	6,500	7,123
Puerto Rico GO	5.50%	7/1/2013	(3)	6,000	6,859
Puerto Rico GO	5.50%	7/1/2014	(3)	2,500	2,869
Puerto Rico GO	5.50%	7/1/2018	(4)	5,000	5,757
Puerto Rico GO	5.50%	7/1/2020	(3)	6,305	7,274
Puerto Rico GO	5.50%	7/1/2021	(1)	16,505	18,963
Puerto Rico Muni. Finance Agency	5.875%	8/1/2014	(4)	6,480	7,315
Puerto Rico Muni. Finance Agency	6.00%	8/1/2016	(4)	2,645	2,990
Puerto Rico Muni. Finance Agency	5.25%	8/1/2017	(4)	7,000	7,680
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.50%	7/1/2016	(2)	10,000	11,470
Puerto Rico Public Finance Corp.	6.00%	8/1/2026	(ETM)	860	1,010
Puerto Rico Public Finance Corp.	6.00%	8/1/2026		9,140	10,512

TOTAL MUNICIPAL BONDS
(Cost $1,991,162)					2,115,099

OTHER ASSETS AND LIABILITIES (1.1%)

Other Assets—Note B					29,771
Liabilities					(5,581)

					24,190

NET ASSETS (100%)					$ 2,139,289

^	See Note A in Notes to Financial Statements.
*	Securities with a value of $6,761,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 29.

Amount (000)
AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$2,008,768
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	8,580
Unrealized Appreciation (Depreciation)
Investment Securities	123,937
Futures Contracts	(1,996)

NET ASSETS	$2,139,289

Investor Shares—Net Assets
Applicable to 113,797,899 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,302,548

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$11.45

Admiral Shares—Net Assets
Applicable to 73,102,316 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$836,741

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$11.45

See Note D in Notes to Financial Statements for the tax-basis components of net assets

KEY TO ABBREVIATIONS
BAN—Bond Anticipation Note	Scheduled principal and interest payments are guaranteed by:
COP—Certificate of Participation	(1) MBIA (Municipal Bond Insurance Association).
CP—Commercial Paper	(2) AMBAC (Ambac Assurance Corporation).
FR—Floating Rate	(3) FGIC (Financial Guaranty Insurance Company).
GAN—Grant Anticipation Note	(4) FSA (Financial Security Assurance).
GO—General Obligation Bond	(5) BIGI (Bond Investors Guaranty Insurance).
IDA—Industrial Development Authority Bond	(6) Connie Lee Inc.
IDR—Industrial Development Revenue Bond	(7) FHA (Federal Housing Authority).
PCR—Pollution Control Revenue Bond	(8) CapMAC (Capital Markets Assurance Corporation).
PUT—Put Option Obligation	(9) American Capital Access Financial Guaranty Corporation.
RAN—Revenue Anticipation Note	(10) XL Capital Assurance Inc.
TAN—Tax Anticipation Note	(11) CIFG (CDC IXIS Financial Guaranty).
TOB—Tender Option Bond	The insurance does not guarantee the market value of the
TRAN—Tax Revenue Anticipation Note	municipal bonds.
UFSD—Union Free School District
USD—United School District	LOC—Scheduled principal and interest payments are guaranteed
VRDO—Variable Rate Demand Obligation	by bank letter of credit.
(ETM)—Escrowed to Maturity
(Prere.)—Prerefunded

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

	New York Tax-Exempt Money Market Fund	New York Long-Term Tax-Exempt Fund
	Year Ended November 30, 2004
	(000)	(000)

INVESTMENT INCOME
Income
Interest	$ 23,900	$ 92,583

Total Income	23,900	92,583

Expenses
The Vanguard Group—Note B
Investment Advisory Services	249	266
Management and Administrative
Investor Shares	2,011	1,472
Admiral Shares	—	491
Marketing and Distribution
Investor Shares	377	191
Admiral Shares	—	99
Custodian Fees	14	18
Auditing Fees	12	18
Shareholders' Reports
Investor Shares	12	18
Admiral Shares	—	2
Trustees' Fees and Expenses	2	2

Total Expenses	2,677	2,577
Expenses Paid Indirectly—Note C	—	(46)

Net Expenses	2,677	2,531

NET INVESTMENT INCOME	21,223	90,052

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(23)	8,216
Futures Contracts	—	1,682

REALIZED NET GAIN (LOSS)	(23)	9,898

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	—	(27,589)
Futures Contracts	—	(1,996)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	—	(29,585)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 21,200	$ 70,365

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	New York Tax-Exempt Money Market Fund		New York Long-Term Tax-Exempt Fund
	Year Ended November 30,
	2004 (000)	2003 (000)	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 21,223	$ 14,945	$ 90,052	$ 91,122
Realized Net Gain (Loss)	(23)	(8)	9,898	5,247
Change in Unrealized Appreciation (Depreciation)	—	—	(29,585)	53,745

Net Increase (Decrease) in Net Assets
Resulting from Operations	21,200	14,937	70,365	150,114

Distributions
Net Investment Income
Investor Shares	(21,223)	(14,945)	(55,569)	(56,709)
Admiral Shares	—	—	(34,483)	(34,413)
Realized Capital Gain*
Investor Shares	—	—	(3,012)	(14,716)
Admiral Shares	—	—	(1,784)	(8,920)

Total Distributions	(21,223)	(14,945)	(94,848)	(114,758)

Capital Share Transactions—Note F
Investor Shares	521,691	144,900	(2,964)	(40,117)
Admiral Shares	—	—	74,687	(54,079)

Net Increase (Decrease) from Capital Share Transactions	521,691	144,900	71,723	(94,196)

Total Increase (Decrease)	521,668	144,892	47,240	(58,840)

Net Assets
Beginning of Period	1,772,306	1,627,414	2,092,049	2,150,889

End of Period	$ 2,293,974	$ 1,772,306	$ 2,139,289	$ 2,092,049

*	Includes fiscal 2004 and 2003 short-term gain distributions by the New York Long-Term Tax-Exempt Fund totaling $0 and $1,207,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

New York Tax-Exempt Money Market Fund
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.010	.009	.013	.028	.038
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—

Total from Investment Operations	.010	.009	.013	.028	.038

Distributions
Dividends from Net Investment Income	(.010)	(.009)	(.013)	(.028)	(.038)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.010)	(.009)	(.013)	(.028)	(.038)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.03%	0.89%	1.32%	2.79%	3.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,294	$1,772	$1,627	$1,359	$1,154
Ratio of Total Expenses to Average Net Assets	0.13%	0.17%	0.17%	0.18%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.04%	0.88%	1.31%	2.72%	3.81%

New York Long-Term Tax-Exempt Fund Investor Shares
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$11.57	$11.38	$11.20	$10.83	$10.42

Investment Operations
Net Investment Income	.488	.486	.503	.525	.556
Net Realized and Unrealized Gain (Loss) on Investments	(.093)	.315	.243	.370	.410

Total from Investment Operations	.395	.801	.746	.895	.966

Distributions
Dividends from Net Investment Income	(.488)	(.486)	(.503)	(.525)	(.556)
Distributions from Realized Capital Gains	(.027)	(.125)	(.063)	—	—

Total Distributions	(.515)	(.611)	(.566)	(.525)	(.556)

Net Asset Value, End of Period	$11.45	$11.57	$11.38	$11.20	$10.83

Total Return	3.48%	7.20%	6.84%	8.37%	9.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,303	$1,321	$1,340	$1,333	$1,664
Ratio of Total Expenses to Average Net Assets	0.14%	0.17%	0.18%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	4.24%	4.22%	4.46%	4.71%	5.28%
Portfolio Turnover Rate	6%	3%	16%	12%	21%

New York Long-Term Tax-Exempt Fund Admiral Shares
	Year Ended November 30,			May14* to Nov. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.57	$11.38	$11.20	$11.05

Investment Operations
Net Investment Income	.494	.493	.509	.284
Net Realized and Unrealized Gain (Loss) on Investments	(.093)	.315	.243	.150

Total from Investment Operations	.401	.808	.752	.434

Distributions
Dividends from Net Investment Income	(.494)	(.493)	(.509)	(.284)
Distributions from Realized Capital Gains	(.027)	(.125)	(.063)	—

Total Distributions	(.521)	(.618)	(.572)	(.284)

Net Asset Value, End of Period	$11.45	$11.57	$11.38	$11.20

Total Return	3.54%	7.26%	6.89%	3.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$837	$771	$811	$626
Ratio of Total Expenses to Average Net Assets	0.09%	0.11%	0.13%	0.15%**
Ratio of Net Investment Income to Average Net Assets	4.29%	4.28%	4.51%	4.58%**
Portfolio Turnover Rate	6%	3%	16%	12%

*	Inception.
**	Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market Fund and New York Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.	Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

New York Tax-Exempt Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Money Market	$312	0.01%	0.31%
Long-Term	302	0.01	0.30

The funds’ trustees and officers are also directors and officers of Vanguard.

C. The funds’ investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds’ management and administrative expenses. For the year ended November 30, 2004, these arrangements reduced the Long-Term Tax-Exempt Fund’s expenses by $46,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $576,000 from accumulated net realized gains to paid-in capital.

At November 30, 2004, the Long-Term Tax-Exempt Fund had capital gains of $7,202,000 available for distribution.

The Long-Term Tax-Exempt Fund had realized losses totaling $618,000 through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2004, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $123,319,000, consisting of unrealized gains of $125,745,000 on securities that had risen in value since their purchase and $2,426,000 in unrealized losses on securities that had fallen in value since their purchase.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At November 30, 2004, the aggregate settlement value of open futures contracts expiring through March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
New York Tax-Exempt Fund/Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Long-Term/
30-Year U.S. Treasury Bond	996	$109,685	$(1,996)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2004, the Long-Term Tax-Exempt Fund purchased $221,443,000 of investment securities and sold $128,238,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2004		2003
New York Tax-Exempt Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Money Market
Issued	$2,167,920	2,167,920	$1,537,373	1,537,373
Issued in Lieu of Cash Distributions	20,427	20,427	14,439	14,439
Redeemed	(1,666,656)	(1,666,656)	(1,406,912)	(1,406,912)

Net Increase (Decrease)	521,691	521,691	144,900	144,900

Long-Term
Investor Shares
Issued	$219,059	18,992	$228,826	19,887
Issued in Lieu of Cash Distributions	45,026	3,918	55,471	4,822
Redeemed	(267,049)	(23,280)	(324,414)	(28,257)

Net Increase (Decrease)—Investor Shares	(2,964)	(370)	(40,117)	(3,548)

Admiral Shares
Issued	199,282	17,333	161,640	14,077
Issued in Lieu of Cash Distributions	24,525	2,134	29,343	2,550
Redeemed	(149,120)	(13,003)	(245,062)	(21,277)

Net Increase (Decrease)—Admiral Shares	74,687	6,464	(54,079)	(4,650)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard New York Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New York Tax-Exempt Money Market Fund and Vanguard New York Long-Term Tax-Exempt Fund (constituting Vanguard New York Tax-Exempt Funds, hereafter referred to as the “Funds”) at November 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 10, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD NEW YORK TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The Long-Term Tax-Exempt Fund distributed $5,372,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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INVEST WITH VANGUARD FOR
YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

•	Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

•	Vanguard® Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

•	Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 1-800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, Admiral, PlainTalk, VanguardAdvantage, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospec tive investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web www.vanguard.com Fund Information 1-800-662-7447 Direct Investor Account Services 1-800-662-2739 Institutional Investor Services 1-800-523-1036 Text Telephone 1-800-952-3335
© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q760 012005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2004: $30,000
Fiscal Year Ended November 30, 2003: $25,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2004: $1,685,500
Fiscal Year Ended November 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2004: $257,800
Fiscal Year Ended November 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2004: $0
Fiscal Year Ended November 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD NEW YORK TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD NEW YORK TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

VANGUARD NEW YORK TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.